VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA E File No. 811-09847, CIK 0001034623 Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA E, a unit investment trust registered under the Act, recently mailed to its contract owners the semi annual report for the following underlying management investment companies: Transamerica Series Trust, Fidelity Variable Insurance Products Fund, Janus Aspen Series, MFS® Variable Insurance Trust, Oppenheimer Variable Account Funds, Putnam Variable Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On 9/6/12, Transamerica Series Trust, filed its semi annual report with the Commission via EDGAR (CIK: 0000778207).
•	On 8/17/12, Fidelity Variable Insurance Products Fund filed its semi annual report with the Commission via EDGAR (CIK: 0000356494; 0000831016; 0000927384).
•	On 8/29/12, Janus Aspen Series filed its semi annual report with the Commission via EDGAR (CIK: 0000906185).
•	On 8/22/12, MFS® Variable Insurance Trust filed its semi annual report with the Commission via EDGAR (CIK: 0000918571).
•	On 8/28/12, Oppenheimer Variable Account Funds filed its semi annual report with the Commission via EDGAR (CIK: 0000752737).
•	On 8/28/12, Putnam Variable Trust filed its semi annual report with the Commission via EDGAR (CIK: 0000822671).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company